Exhibit 10.4

CONFIRMATION OF REFORMATION OF COLLATERAL TRUST AGREEMENT

This Confirmation of Reformation of Collateral Trust Agreement (this “Reformation”) is entered into as of December 14, 2007, effective as of February 11, 2005, by and among BUILDERS FIRSTSOURCE, INC., a Delaware corporation (“Borrower”), the other Pledgors listed on the signature pages hereof (the “Pledgors”), UBS AG, STAMFORD BRANCH, as Administrative Agent under the Credit Agreement (in such capacity, “Administrative Agent”), WILMINGTON TRUST COMPANY, as Trustee under the Indenture (in such capacity, the “Trustee”), UBS AG, STAMFORD BRANCH, as Priority Collateral Trustee (in such capacity, the “Priority Collateral Trustee”) and UBS AG, STAMFORD BRANCH, as Parity Collateral Trustee (in such capacity, the “Parity Collateral Trustee”).

RECITALS

WHEREAS, Borrower, the Pledgors party thereto, the Administrative Agent, the Trustee, the Priority Collateral Trustee and the Parity Collateral Trustee are parties to that certain Collateral Trust Agreement dated as of February 11, 2005 (as amended, restated, reformed, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”) (capitalized terms used herein without definition have the meanings ascribed to such terms in the Collateral Trust Agreement);

WHEREAS, Borrower, the Pledogrs, the Administrative Agent, the Trustee, the Priority Collateral Trustee, and the Parity Collateral Trustee independently determined that, as a result of the mutual mistake of the parties, the Collateral Trust Agreement contains a defect in the definition of the term “Credit Agreement”;

WHEREAS, Borrower, the Pledgors, the Administrative Agent, the Trustee, the Priority Collateral Trustee, and the Parity Collateral Trustee desire to cure and reform the definition of “Credit Agreement” set forth in the Collateral Trust Agreement, effective as of February 11, 2005;

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.  Section References.  Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Collateral Trust Agreement.

Section 2.  Reformation of Recitals.  The first recital to the Collateral Trust Agreement is hereby cured and reformed in its entirety to read as follows:

The Borrower intends to enter into a Credit Agreement dated as of the date hereof (as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time, whether in one or more agreements, the “Credit Agreement”) among the Borrower, JLL Building Products, LLC, certain subsidiaries of the Borrower as guarantors, the Lenders party thereto, UBS Securities LLC and Deutsche Bank Securities Inc., as joint arrangers and joint book runners, Deutsche Bank Trust Company Americas, as syndication agent, UBS Loan Finance LLC, as swingline lender, and UBS AG, Stamford Branch, as issuing bank, as administrative agent (in such capacity and together with its successors, the “Administrative Agent”), and as collateral trustee, which will provide for a $350,000,000 credit facility.

Section 3.  Reference to Agreement.  Each of the Loan Documents (as defined in the Credit Agreement) and each of the Note Documents, including the Collateral Trust Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement or the Indenture, are hereby cured and reformed so that any reference in such Loan Documents or Note Documents to the Collateral Trust Agreement, whether direct or indirect, shall mean a reference to the Collateral Trust Agreement as cured and reformed hereby.

Section 4.  Costs and Expenses.  The Borrower shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent, the Trustee, the Priority Collateral Trustee and the Parity Collateral Trustee (including the reasonable fees, costs and expenses of counsel to the Administrative Agent, the Trustee, the Priority

Collateral Trustee and the Parity Collateral Trustee) incurred in connection with the preparation, execution and delivery of this Reformation.

Section 5.  Governing Law.  THIS REFORMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6.  Headings.  Section Headings in this Reformation are included herein for convenience of reference only and shall not constitute a part of this Reformation for any other purposes.

Section 7.  Execution.  This Reformation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Reformation by telecopier or electronic transmission (in pdf format) shall be effective as delivery of a manually executed counterpart of this Reformation.

Section 8.  Limited Effect.  This Reformation relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights any Secured Party may have under the Credit Agreement or the Indenture (other than as expressly set forth herein).

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Reformation to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrower:

By:	/s/ Charles L. Horn
Name:     Charles L. Horn

Title:	Senior Vice President — Finance and
Chief Financial Officer

Guarantors:

BUILDERS FIRSTSOURCE NORTHEAST GROUP, LLC

BUILDERS FIRSTSOURCE — TEXAS GENPAR, LLC

BUILDERS FIRSTSOURCE — MBS, LLC BUILDERS FIRSTSOURCE — TEXAS GROUP, L.P.

By:	Builders FirstSource — Texas GenPar, LLC, its General Partner

BFS TEXAS, LLC

BUILDERS FIRSTSOURCE — SOUTH TEXAS, L.P.

By:	BFS Texas, LLC

BUILDERS FIRSTSOURCE — TEXAS INSTALLED SALES, LP.

By:	BFS Texas, LLC, its General Partner BFS IP, LLC

BUILDERS FIRSTSOURCE — INTELLECTUAL PROPERTY, LP.

By:	BFS IP, LLC, its General Partner

BUILDERS FIRSTSOURCE HOLDINGS, INC.
BUILDERS FIRSTSOURCE — DALLAS, LLC
BUILDERS FIRSTSOURCE — FLORIDA, LLC
BUILDERS FIRSTSOURCE — FLORIDA
DESIGN CENTER, LLC

BUILDERS FIRSTSOURCE — OHIO VALLEY, LLC

BFS, LLC

BUILDERS FIRSTSOURCE — ATLANTIC GROUP, LLC

BUILDERS FIRSTSOURCE — SOUTHEAST GROUP, LLC

CCWP, INC.

BUILDERS FIRSTSOURCE — RALEIGH, LLC BUILDERS FIRSTSOURCE — COLORADO
GROUP, LLC

BUILDERS FIRSTSOURCE — COLORADO, LLC BUILDERS FIRSTSOURCE FINANCING, INC.

By:	/s/ Charles L. Horn
Name:     Charles L. Horn

Title:	Senior Vice President — Finance and
Chief Financial Officer

UBS AG, STAMFORD BRANCH,
as Administrative Agent, Priority Collateral Trustee and Parity Collateral Trustee

By:	/s/ Richard L. Tavrow
Name:     Richard L. Tavrow

Title:	Director

By:	/s/ Mary E. Evans
Name:     Mary E. Evans

Title:	Associate Director

WILMINGTON TRUST COMPANY,
as Trustee under the Indenture

By:	/s/ Joshua C. Jones
Name:     Joshua C. Jones

Title:	Authorized Signer